Exhibit 99.1

Catheter Precision’s VIVO™ Technology to be Featured in Three Presentations at the Global Society of Cardiac Robotic Navigation Annual Meeting

MT. OLIVE, N.J. and CARLSBAD, Calif. (September 29, 2022) – Catheter Precision, Inc., a medical device and technology company focused on cardiac electrophysiology, announces that its lead product, VIVO™ (View Into Ventricular Onset), will be featured in presentations by three physicians working in the field of cardiac electrophysiology at the Sixth Annual Society of Cardiac Robotic Navigation (SCRN) meeting being held September 29-30 in Budapest, Hungary. On September 12, 2022 privately held Catheter Precision announced a definitive merger agreement with Ra Medical Systems (NYSE American: RMED), which, if completed, will result in a combined publicly traded company focusing on the cardiac electrophysiology market.

The VIVO presentations at the SCRN meeting are as follows:

•	Non-invasive Mapping for PVC Ablation, presented by Dr. Tamas Szili-Torok, Professor of Medicine at Erasmus Medical Center in Rotterdam, the Netherlands
•	Non-invasive Mapping for Robotic PVC Ablation: The Royal Brompton Experience, presented by Dr. Jack Griffiths, Internal Medicine Resident at the Royal Brompton Hospital in London, UK
•	Robotics and Non-invasive Mapping, presented by Dr. Leonor Parreira from Hospital La Luz in Lisbon, Portugal

“These multiple presentations at a prestigious global medical conference underscore the clinical acceptance and benefits of our product to customers worldwide,” said David Jenkins, Catheter Precision CEO. “VIVO complements the use of robotic catheter navigation for ventricular ablation procedures by providing insight into the ablation location and patient anatomy in advance of the ablation procedure.”

VIVO is a non-invasive 3D imaging system that enables physicians to identify the origin of arrhythmias pre-procedure, thereby streamlining workflow and reducing procedure time. VIVO has received marketing clearance from the U.S. FDA and has been awarded the CE mark. Catheter Precision intends to pursue a second generation of Amigo®, a previously FDA-cleared and CE mark robotic arm that can be used to remotely control catheters outside of the procedure room. Additionally, Catheter Precision is working toward a commercial launch of a vessel closure device, currently planned for the first half of 2023.

Under the terms of the definitive merger agreement with Ra Medical Systems, Catheter Precision will become a wholly owned subsidiary of Ra Medical Systems in a stock-for-stock reverse merger transaction. The merger is expected to close before the end of 2022, subject to satisfying certain closing conditions, including the receipt of shareholder approval by both companies.

About the Society for Cardiac Robotics Navigation (SCRN) Meeting

The SCRN annual meeting provides physicians, engineers, scientists, allied professionals and others a forum for sharing specific knowledge about the capabilities of various robotic techniques used in the treatment and diagnoses of arrhythmias. Programs are created to shed light on both current technologies as well as discussion of future developments. The annual meetings will continue to contribute to innovations to robotics in the medical field. Additional information is available at here.

About Catheter Precision

Catheter Precision is an innovative U.S.-based medical device company bringing new solutions to market to improve the treatment of cardiac arrhythmias. It is focused on developing groundbreaking technology for electrophysiology procedures by collaborating with physicians and continuously advancing its products.

About Ra Medical Systems

Ra Medical Systems, Inc. (“Ra Medical” or the “Company”) is a medical device company that owns intellectual property related to an advanced excimer laser-based platform for use in the treatment of vascular immune-mediated inflammatory diseases. Its excimer laser and single-use catheter system, together referred to as the DABRA Excimer Laser System, is used as a tool in the treatment of peripheral artery disease.

Proposed Merger Agreement

On September 12, 2022, Ra Medical announced entering into an Agreement and Plan of Merger (the “Merger Agreement”) with privately held Catheter Precision, Inc., a medical device and technology company focused in the field of cardiac electrophysiology. Under the terms of the Merger Agreement, Catheter Precision will become a wholly owned subsidiary of Ra Medical in a stock-for-stock reverse merger transaction (the “Merger”). If completed, the Merger will result in a combined publicly traded company that will focus on the cardiac electrophysiology market, one of the most robust and growing areas of medical devices.

Catheter Precision has three product areas that it intends to pursue. Its lead product, named VIVO™ (an acronym for View Into Ventricular Onset) is an FDA-cleared and CE mark product that utilizes non-invasive inputs to locate the origin of ventricular arrhythmias, and, through its use, the physician can identify patients for invasive catheter ablation, and with those patients, reduce the amount of time in the invasive procedure. Ventricular arrhythmias include ventricular tachyarrhythmias and premature ventricular arrhythmias, diseases that affect millions of patients who are not well treated today. While much past growth in the electrophysiology market has been for atrial fibrillation, Catheter Precision believes that ventricular arrhythmias represent a large growth area moving forward. It also intends to pursue a second generation of Amigo®, a robotic arm previously cleared by the FDA and awarded the CE mark, which serves as a catheter control device that can be remotely controlled outside of the procedure room.  Catheter Precision has demonstrated that patient outcomes could potentially be enhanced by utilization of this device.  Catheter Precision is working toward a third product release in the first half of 2023, which is a vessel closure device that would assist in the closure of the insertion site of the percutaneous catheter or other device used within the body. It is estimated that the worldwide market for this closure assist device is over one million procedures per year.

The Merger is expected to close before the end of 2022, subject to satisfying certain closing conditions, including the receipt of shareholder approval by both companies. The descriptions of the Merger, the proposals to be voted on in connection with the Merger at the Ra Medical Special Meeting of Stockholders, Catheter Precision and the other transactions and matters contemplated thereby or referenced herein do not purport to be complete and are qualified in their entirety by reference to the Company’s Current Reports on Form 8-K, including the Current Reports on Form 8-K filed on September 12, 2022 and September 2, 2022, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the Securities and Exchange Commission (the “SEC”) from time to time and available on the SEC website.  On September 23, 2022, the Company filed a preliminary proxy statement relating to the Merger with Catheter Precision with the SEC, as further described below.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

The shares of Common Stock being issued in the Merger (the “Securities”) are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Catheter Precision and Ra Medical intend to distribute a Private Placement Memorandum/Joint Information Statement (the “PPM/Joint Information Statement”) to the stockholders of Catheter Precision, and Catheter Precision stockholders are encouraged to carefully read the PPM/Joint Information Statement, together with Ra Medical’s concurrent SEC filings, which will contain important information concerning the transaction.

The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

On September 23, 2022, the Company filed a preliminary proxy statement (the “Preliminary Proxy”) and intends to file a definitive proxy statement (the “Definitive Proxy”) to call, give notice of and hold a meeting of its stockholders to vote to approve, among other matters, (a) the Merger, and (b) the issuance of the shares of the Ra Medical Common Stock to be issued pursuant to the terms of the Merger Agreement. Catheter Precision also intends to furnish an information statement to its stockholders in connection with the proposed Merger as part of the PPM/Joint Information Statement. The only matters that the Company is seeking approval for at the Special Meeting of Stockholders are the matters that are set forth in the Definitive Proxy.

The Definitive Proxy and PPM/Joint Information Statement contain or will contain important information about Catheter Precision, the proposed Merger and related matters.  In addition, on September 12, 2022, the Company  filed a Current Report on Form 8-K that included certain audited financial statements of Catheter Precision for the two-year period ended December 31, 2021 (the “Catheter Audited Financial Statements”), the unaudited financial statements of Catheter Precision for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Precision Financial Statements, the “Financial Information”).

Ra Medical intends to mail the Definitive Proxy to Ra Medical stockholders, and Catheter Precision intends to electronically disseminate the PPM/Joint Information Statement. INVESTORS AND SECURITYHOLDERS OF RA MEDICAL AND CATHETER PRECISION ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RA MEDICAL, CATHETER

PRECISION AND THE PROPOSED MERGER. THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE PPM/JOINT INFORMATION STATEMENT, THE DEFINITIVE PROXY, THE CURRENT REPORTS ON FORM 8-K, INCLUDING THE CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 12, 2022, THE COMPANY’S QUARTERLY REPORT FOR THE PERIOD ENDED JUNE 30, 2022, OR ANY OTHER DOCUMENTS THAT RA MEDICAL AND/OR CATHETER PRECISION MAY FILE WITH THE SEC OR SEND TO THEIR RESPECTIVE SECURITYHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITYHOLDERS MAY OBTAIN FREE COPIES OF RA MEDICAL’S DOCUMENTS FILED WITH THE SEC, ONCE AVAILABLE, ON THE RA MEDICAL WEBSITE OR ON THE SEC’S WEBSITE.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that the Company and Catheter Precision would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings.

Participants in the Solicitation

Ra Medical, Catheter Precision and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ra Medical in connection with the proposed transaction. Information about Ra Medical’s directors and executive officers is set forth in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 17, 2022, as amended, and in subsequent filings made by Ra Medical with the SEC. Other information regarding the interests of such individuals, as well as information regarding Catheter Precision’s directors and executive officers and other persons who may be deemed participants in the proposed transaction, are set forth in the Preliminary Proxy and will be set forth in the Definitive Proxy and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter Precision’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described above. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s and Catheter Precision’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of the Company and Catheter Precision to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shell company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties. If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions to the closing of the Merger and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, the Current Reports on Form 8-K, including the Current Report on Form 8-K filed on September 12, 2022, and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  Important business and financial information about Catheter Precision’s business and the related discussion and analysis of financial condition and results of operations of Catheter Precision is set forth in the Current Report on Form 8-K being filed on September 12, 2022and the exhibits thereto and should be read in conjunction with the Catheter Precision Financial Statements and the pro forma financial statements for the combined company that are attached as exhibits thereto. Risks and uncertainties related to the Merger, Catheter Precision, and the projections and estimates described above that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are included “Risk Factors – Risk Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which are filed as the exhibits to the Current Report on Form 8-K filed on September 12, 2022. These documents can be accessed on the Company’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts the Company’s and Catheter Precision’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. The Company and Catheter Precision assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Disclaimer

This press release relates to a proposed business combination between the Company and Catheter Precision. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

CONTACTS:

For Catheter Precision

Missiaen Huck

973-691-2000

mhuck@catheterprecision.com

For Ra Medical Systems

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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